UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2024
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Arcus Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38419	47-3898435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3928 Point Eden Way
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 694-6200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On June 2, 2024, Arcus Biosciences, Inc. (the “Company”) presented updated information about its portfolio and development programs. An updated corporate presentation has been posted to the Investors & Media section of the Company’s website.

Item 8.01 Other Events.
The presentation included updated data from an interim analysis of the Company’s Phase 2 clinical trial EDGE-Gastric, which is evaluating domvanalimab plus zimberelimab and chemotherapy in upper gastrointestinal cancers. Specifically, the Company disclosed the following information from the interim analysis, which had a data cutoff date (DCO) of March 12, 2024:

Endpoint	Overall* n=41	PD-L1-high (TAP ≥5%) n=16	PD-L1-low (TAP <5%) n=24
Progression-Free Survival (PFS)
Median in Months (95% CI)	12.9 mos. (9.8, 13.8)	13.8 mos. (11.3, NE)	11.3 mos. (5.5, 13.8)
12-month PFS Rate (95% CI)	57.6% (41.7,73.5)	68.8% (46.0, 91.5)	46.8% (24.7, 68.9)
Objective Response Rate (ORR) per RECIST v1.1
Confirmed ORR (95% CI)	58.5% (42.1, 73.7)	68.8% (41.3, 89.0)	50.0% (29.1, 70.9)
Complete Response	3 (7.3%)	1 (6.3%)	1 (4.2%)
Partial Response	21 (51.2%)	10 (62.5%)	11 (45.8%)
Stable Disease	14 (34.1%)	5 (31.3%)	9 (37.5%)
Progressive Disease Confirmed	2 (4.9%)	0	2 (8.3%)
Not Evaluable**	1 (2.4%)	0	1 (4.2%)
Median Duration of Response (DOR) in Months	12.4 mos. (9.9, NE)	NE (11.5, NE)	10.2 mos. (4.0, 12.4)
*One subject with no tissue available for central PD-L1 testing. From local lab results, the subject is PD-L1 low via 22-C3 assay. This subject achieved confirmed complete response.
** One subject has no post baseline scans
CI: confidence interval
NE: not evaluable
TAP: tumor area positivity
No unexpected safety signals were observed at the time of DCO. The domvanalimab plus zimberelimab and chemotherapy regimen was generally well tolerated and showed an overall safety profile consistent with the known safety profiles of each individual molecule to date. Infusion-related reactions were observed in 19.5% of the total subjects, and the majority were related to chemotherapy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: June 3, 2024	By:	/s/ Terry Rosen, Ph. D.
Terry Rosen, Ph.D.
Chief Executive Officer (Principal Executive Officer)